Rule 497(e)
File Nos. 333-158546 & 811-03972

FutureFunds Select

FutureFunds Series Account of
Great-West Life & Annuity Insurance Company

Supplement dated July 29, 2010 to
Prospectus dated May 1, 2010

This supplement amends certain information about available investment divisions (“Variable Accounts”) that is contained in the Prospectus dated May 1, 2010.  Please read it carefully and keep it with your Prospectus for future reference.

Effective July 29, 2010 (the "Closing Date"), the FutureFunds Select Contract will no longer accept new Contributions or Transfers to the following Variable Accounts (the “Closed Funds”):

• Alger Balanced Portfolio (formerly Alger American Balanced Portfolio) – Class I-2	• Maxim Small-Cap Growth Portfolio
• Fidelity VIP Growth Portfolio – Initial Class	• MFS® Core Growth Fund – Class A
• Invesco Small Cap Growth Fund – Class A	• RS Select Growth Fund
• Janus Twenty Fund – Class T	• RS Small Cap Growth Fund
• Janus Worldwide Fund – Class T

As a result, effective as of the Closing Date, the Closed Funds will be closed to new Contributions and incoming Transfers.

All other available Variable Accounts investing in Eligible Funds in your Plan will remain open.  As always, the availability of any Variable Account as an investment option is subject to change.  See the Prospectus for more information concerning the addition, deletion or substitution of Eligible Funds.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2010, and should be retained for future reference.